Supplement to the

Fidelity® Mid Cap Growth Index Fund, Fidelity® Mid Cap Value Index Fund, Fidelity® Small Cap Growth Index Fund, and Fidelity® Small Cap Value Index Fund

June 27, 2019

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Gupta as of June 30, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts

Number of Accounts Managed	61	62	6

Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none

Assets Managed (in millions)	$ 422,998	$ 41,321	$ 1,658

Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*

Does not include Fidelity® Mid Cap Growth Index Fund, Fidelity® Mid Cap Value Index Fund, Fidelity® Small Cap Growth Index Fund, and Fidelity® Small Cap Value Index Fund. These funds commenced operations on July 11, 2019.

As of June 30, 2019, the dollar range of shares of Fidelity® Mid Cap Growth Index Fund beneficially owned by Ms. Gupta was none, the dollar range of shares of Fidelity® Mid Cap Value Index Fund beneficially owned by Ms. Gupta was none, the dollar range of shares of Fidelity® Small Cap Growth Index Fund beneficially owned by Ms. Gupta was none, and the dollar range of shares of Fidelity® Small Cap Value Index Fund beneficially owned by Ms. Gupta was none.

C06B-19-01	August 23, 2019
1.9896655.100